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                                                                    EXHIBIT 23.2


                    [COOPERS & LYBRAND L.L.P. LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in this registration statement on Form S-3 of our report dated February 20, 1998, on our audit of the consolidated financial statements of NuTone Inc. and Subsidiary. We also consent to the reference to our Firm under the caption "Experts".


                                                /s/ Coopers & Lybrand LLP


Cincinnati, Ohio
May 7, 1998